                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) March 25, 2005

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

On March 25, 2005 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended February 28, 2005, which are attached as Exhibit 20 hereto.

-
Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  April 5, 2005                   By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

--------------------------------------------------------------------------------

                                FORM 8-K

                             EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #81, Series 1998-1
               made available on March 25, 2005

20.1 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #81

20.2           Monthly Servicer and Settlement Certificate #56, Series 2000-1
               made available on March 25, 2005

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #56

20.3           Monthly Servicer and Settlement Certificate #20, Series 2003-1
               made available on March 25, 2005

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #20

20.4           Monthly Servicer and Settlement Certificate #9, Series 2004-1
               made available on March 25, 2005

20.4 (A)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #9

20.4 (B)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #1

20.5           Dealer Note Master Trust Series Data for the March 25, 2005
               Distribution Date

====================================================================================================================================

                                                           EXHIBIT 20.1

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 81
                                                    DEALER NOTE MASTER TRUST
                                                      CLASS A, DEALER NOTE
                                                   ASSET BACKED CERTIFICATES,
                                                          SERIES 1998-1

Under the Series 1998-1  Supplement  dated  as of July 17, 1998 (the "Supplement") by and  among  Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust  Trustee") to the Pooling  and  Servicing  Agreement  dated as of June 8, 1995 (as  amended  and  supplemented, the "Agreement") by  and  among
NFC, NFSC, the  Master  Trust  Trustee and  The  Chase  Manhattan  Bank, as  1990  Trust  Trustee, the  Master Trust  Trustee  is
required  to prepare  certain  information each  month regarding current distributions to certain accounts and payments to Series
1998-1  Certificateholders as well as the  performance of the  Master Trust  during the previous month.  The information which is required to be  prepared with  respect to the  Distribution Date of March 25, 2005, the  Transfer Date of March 24, 2005 and with respect to the performance of the Master Trust during the Due Period ended on February 28, 2005 and the Distribution Period ended
March 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined  herein shall have the meanings assigned to such  terms in the Agreement and the
Supplement.

        1 NFC is Servicer under the Agreement.

        2 The undersigned is a Servicing Officer.

        3 Master Trust Information.

      3.1 The amount of the Advance, if any, for the Due Period                                    271,857.90

      3.2 The amount of ITEC Finance Charges for the Due Period                                  3,191,158.21

      3.3 The average daily balance of Dealer Notes outstanding during the Due Period        1,138,656,761.10

      3.4 The total amount of Advance Reimbursements for the Due Period                                  0.00

      3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period          294,969,147.18

      3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust         367,478,943.11
          during the Due Period

      3.7 The amount of the Servicing Fee for the Due Period                                       971,993.23

      3.8 The average daily Master Trust Seller's Interest during the Due Period               150,237,500.00

      3.9 The Master Trust Seller's Interest as of the Distribution Date (after
          giving effect to the transactions set forth in Article IV of the Supplement)         148,010,000.00

     3.10 The aggregate amount of Collections for the Due Period                               380,882,892.88

     3.11 The aggregate amount of Finance Charge Collections for the Due Period                  6,205,592.22

     3.12 The aggregate amount of Principal Collections for the Due Period                     374,677,300.66

     3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                               0.00

     3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period          1,166,391,882.38

     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                                     79,708,153.48

     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments as
              of the end of the Due Period                                                      79,618,117.62
          b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                          1.76%
          d.  The rating of each such Eligible Investment                                            AAAm/Aaa

     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                                       13,385,890.41

     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)       Kron Intl Trucks
          ii)      Nalley Motor Trucks
          iii)     Wolfington Body Co.
          iv)      Lee-Smith Inc.
          v)       Prairie International

     3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
          as a percentage of the total principal amount outstanding, as of the end of the Due Period    0.08%

     3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
          in Article IV of the Supplement) established on 7/10/03 for the benefit of the           101,678.10
          Master Trust Certificateholders.

     3.21 Eligible Investments in the Servicer Transition Fee Account:
          a.  The aggregate amount of funds invested in Eligible Investments                       101,494.34
          b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                          1.76%
          d.  The rating of each such Eligible Investment                                            AAAm/Aaa

     3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
          of the Supplement and to the payments made on the Distribution Date)                     100,000.00

      4.0 Series 1998-1 Information.

      4.1 The Deficiency Amount as of the Transfer Date
          (after giving effect to the transactions set forth in
          Article IV of the Supplement)                                                                  0.00

     4.2a The Maximum Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                            31,000,000.00

    4.2b. The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                            31,000,000.00

      4.3 The Projected Spread for the following Distribution Period                             2,500,000.00

      4.4 The amount on deposit in the Spread Account as of
          the Transfer Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                                2,500,000.00

      4.5 The aggregate amount on deposit in the Liquidity
          Reserve Account as of the Transfer Date (after giving
          effect to the transactions  set forth in Article IV
          of the Supplement)                                                                             0.00

      4.6 The Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                              200,000,000.00

      4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
           for the Due Period                                                                            0.00

      4.8 The amount of Series Allocable Finance Charge
          Collections for the Due Period                                                         1,181,705.76

      4.9 The amount of Series Allocable Principal Collections
          for the Due Period                                                                    71,348,278.67

     4.10 The amount of Series Principal Account Losses
          for the Due Period                                                                             0.00

     4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
          the Due Period                                                                                 0.00

     4.12 The amount of Investor Finance Charge Collections
          for the Due Period                                                                       996,059.78

     4.13 The amount of Investor Principal Collections for
          the Due Period                                                                        60,139,464.09

     4.14 The amount of Available Certificateholder's Interest
          Collections for the Due Period                                                         1,018,633.19

     4.15 The amount of Series 1998-1 Shared Principal
          Collections for the Due Period                                                                 0.00

     4.16 The aggregate amount of the Series 1998-1 Principal
          Shortfall, if any, for the Due Period                                                          0.00

     4.17 The Seller's Percentage for the Due Period                                                   15.71%

     4.18 The Excess Seller's Percentage for the Due Period                                             2.65%

     4.19 The aggregate amount of Seller's Principal Collections
          for the Due Period                                                                    11,208,814.58

     4.20 The amount of Available Seller's Finance Charge
          Collections for the Due Period                                                           189,781.94

     4.21 The aggregate amount of Available Seller's Principal
          Collections for the Due Period                                                         9,318,085.19

     4.22 The aggregate amount of Excess Seller's Principal
          Collections for the Due Period                                                         1,890,729.38

     4.23 The Controlled Amortization Amount, if applicable,
          for the Due Period                                                                             0.00

     4.24 The Minimum Series 1998-1 Master Trust Seller's
          Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV
          of the Supplement)                                                                    37,000,000.00

     4.25 The Series 1998-1 Allocation Percentage for
          the Due Period                                                                               19.04%

     4.26 The Floating Allocation Percentage for the
          Due Period                                                                                   84.29%

     4.27 The Principal Allocation Percentage, if applicable,
          for the Due Period                                                                            0.00%

     4.28 The total amount to be distributed on the Series
          1998-1 Certificates on the Distribution Date                                             592,736.88

     4.29 The total amount, if any, to be distributed on the Series
          1998-1 Certificates on the Distribution Date
          allocable to the Invested Amount                                                               0.00

     4.30 The total amount, if any, to be distributed on
          the Series 1998-1 Certificates on the Distribution
          Date allocable to interest on the Series 1998-1
          Certificates                                                                             436,722.22

     4.31 The Draw Amount as of the Transfer Date                                                        0.00

     4.32 The amount of Investor Charge-Offs as of
          Transfer Date                                                                                  0.00

     4.33 The amount of reimbursement of Investor Charge-
          Offs as of the Transfer Date                                                                   0.00

     4.34 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                                           156,014.66

     4.35 The aggregate amount of funds on deposit in
          the Series Principal Account as of the end of the
          last day of the Due Period (after giving effect to the
          payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                                     0.00

     4.36 The aggregate amount of funds on deposit in the
           Spread Account as of the end of the last day of
          the Due Period (after giving effect to payments and
          adjustments made pursuant to Article IV of the
          Supplement and the Agreement)                                                          2,500,000.00

     4.37 Eligible Investments in the Series Principal Account:
          a.  The aggregate amount of funds invested in Eligible Investments                             0.00
          b.  Description of each Eligible Investment:                                                     NA
          c.  The rate of interest applicable to each such Eligible Investment                       _______%
          d.  The rating of each such Eligible Investment                                                  NA

     4.38 Eligible Investments in the Liquidity Reserve Account:
          a.  The aggregate amount of funds invested in Eligible Investments                             0.00
          b.  Description of each Eligible Investment:                                                     NA
          c.  The rate of interest applicable to each such Eligible Investment                       _______%
          d.  The rating of each such Eligible Investment                                                  NA

     4.39 The amount of Excess Interest Collections for the Due Period                             394,573.63

     4.40 The amount of Investor Principal Collections from other Series treated
          as Shared Principal Collections for the Due Period                                             0.00

     4.41 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                                      31,322.68

     4.42 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period
          allocated to Other Series                                                                      0.00

     4.43 The percentages and all other information calculated
          pursuant to Section 6.01 of the Supplement                                          See Exhibit "A"

     4.44 The amount of Remaining Available Seller's Principal
           Collections for the Due Period                                                        9,318,085.19

     4.45 The amount of Series 1998-1 Shared Seller's Principal
          Collections for the Due Period                                                                 0.00

     4.46 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                                               0.00

     4.47 The amount of all Shared Seller's Principal Collections
          allocated to Series 1998-1 for the Due Period                                                  0.00

     4.48 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                                       0.00

     4.49 The aggregate amount of all Early Distributions Amounts
          paid or deemed paid for the Distribution Period                                                0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                   Exhibit 20.1(A)
                                                   Series 1998 - 1

  4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

       Section 6.01

         (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                   NO
                                                                                                    --------

         (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
            less than the Required Subordinated Amount?                                                NO
                                                                                                    --------

         (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
            on each of three consecutive Determination Dates?                                          NO
                                                                                                    --------

                                     2 Months Past :   3.55%
                                      1 Month Past :   3.67%
                                     Current Month :   3.55%

         (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
            Minimum Seller's Interest?                                                                 NO
                                                                                                    --------

                   Master Trust Seller's Interest :  $ 148,010,000.00

            Master Trust Minimum Seller's Interest:  $ 148,010,000.00

         (k)Turnover Ratio less than 1.7?                                                              NO
                                                                                                    --------

                                   Turnover Ratio :   3.87

         (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                       NO
                                                                                                    --------

                           Dealer Note Loss Ratio :   0.00%

====================================================================================================================================

                                                            EXHIBIT 20.2

                                           MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 56
                                                     DEALER NOTE MASTER TRUST
                                                           DEALER NOTE
                                                    ASSET BACKED CERTIFICATES,
                                                          SERIES 2000-1

Under the Series 2000-1  Supplement  dated as of July 28, 2000 (the "Supplement")  by and among  Navistar Financial  Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New  York, as trustee (the "Master Trust Trustee") to the  Pooling  and  Servicing  Agreement  dated  as of  June 8, 1995 (as amended  and supplemented, the "Agreement") by and  among
NFC, NFSC, the  Master  Trust  Trustee and The  Chase  Manhattan  Bank, as  1990  Trust  Trustee, the  Master  Trust  Trustee  is
required to prepare  certain  information each  month regarding  current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the  previous month.  The  information  which is required to be prepared with respect to the Distribution  Date of March 25, 2005, the  Transfer  Date of March 24, 2005 and  with respect to the performance of the Master Trust during the Due Period ended on February 28, 2005 and the Distribution Period ended
March 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned  to such terms in  the Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                       271,857.90

    3.2 The amount of ITEC Finance Charges for the Due Period                                     3,191,158.21

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period           1,138,656,761.10

    3.4 The total amount of Advance Reimbursements for the Due Period                                     0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period             294,969,147.18

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust            367,478,943.11
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                          971,993.23

    3.8 The average daily Master Trust Seller's Interest during the Due Period                  150,237,500.00

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after
        giving effect to the transactions set forth in Article IV of the Supplement)            148,010,000.00

   3.10 The aggregate amount of Collections for the Due Period                                  380,882,892.88

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                     6,205,592.22

   3.12 The aggregate amount of Principal Collections for the Due Period                        374,677,300.66

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                  0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period             1,166,391,882.38

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                        79,708,153.48

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the             79,618,117.62
            end of the Due Period
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                             1.76%
        d.  The rating of each such Eligible Investment                                               AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                          13,385,890.41

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Kron Intl Trucks
        ii)     Nalley Motor Trucks
        iii)    Wolfington Body Co.
        iv)     Lee-Smith Inc.
        v)      Prairie International

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days) as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                                        0.08%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                          56,316,826.79

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on
        7/10/03 for the benefit of the Master Trust Certificateholders.                             101,678.10

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                          101,494.34
        b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                             1.76%
        d.  The rating of each such Eligible Investment                                               AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                          100,000.00

    4.0 Series 2000-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                     0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                               19,080,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                               19,080,000.00

    4.3 The Projected Spread for the following Distribution Period                                2,650,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                                   2,650,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                                0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                                 212,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                               0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                            1,182,115.00

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                       71,372,987.89

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                                0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
        the Due Period                                                                                    0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                        1,055,746.91

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                           63,743,215.49

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                            1,078,589.85

   4.15 The amount of Series 2000-1 Shared Principal
        Collections for the Due Period                                                                    0.00

   4.16 The aggregate amount of the Series 2000-1 Principal
        Shortfall, if any, for the Due Period                                                             0.00

   4.17 The Seller's Percentage for the Due Period                                                      10.69%

   4.18 The Excess Seller's Percentage for the Due Period                                                2.65%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                        7,629,772.41

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                              130,505.50

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                            5,738,388.23

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                            1,891,384.18

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                                0.00

   4.24 The Minimum Series 2000-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                       25,440,000.00

   4.25 The Series 2000-1 Allocation Percentage for
        the Due Period                                                                                  19.05%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                      89.31%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                               0.00%

   4.28 The total amount to be distributed on the Series
        2000-1 Certificates on the Distribution Date                                                645,929.11

   4.29 The total amount, if any, to be distributed on the Series
        2000-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                                  0.00

   4.30 The total amount, if any, to be distributed on
        the Series 2000-1 Certificates on the Distribution
        Date allocable to interest on the Series 2000-1
        Certificates                                                                                480,565.55

   4.31 The Draw Amount as of the Transfer Date                                                           0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                     0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                      0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                              165,363.56

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                        0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                             2,650,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                                0.00
        b.  Description of each Eligible Investment:                                                        NA
        c.  The rate of interest applicable to each such Eligible Investment                          _______%
        d.  The rating of each such Eligible Investment                                                     NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                                0.00
        b.  Description of each Eligible Investment:                                                        NA
        c.  The rate of interest applicable to each such Eligible Investment                          _______%
        d.  The rating of each such Eligible Investment                                                     NA

   4.39 The amount of Excess Interest Collections for the Due Period                                400,850.17

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                                0.00

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                         31,810.57

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                         0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                             See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                           5,738,388.23

   4.45 The amount of Series 2000-1 Shared Seller's Principal
        Collections for the Due Period                                                                    0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                                  0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 2000-1 for the Due Period                                                     0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                          0.00

    5.0 Class A Certificate Information.

    5.1 The Class A Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                                 200,000,000.00

    5.2 The total amount to be distributed on the Class A Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                             606,725.58
        the Investor Interest Payment

    5.3 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to the
        Class A Invested Amount                                                                           0.00

    5.4 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to interest
        on the Class A Certificates                                                                 450,722.22

    5.5 The amount of Class A Certificateholder Charge-Offs
        as of the Transfer Date                                                                           0.00

    5.6 The amount of reimbursement of Class A Certificateholder
        Charge-Offs as of the Transfer Date                                                               0.00

    6.0 Class B Certificate Information.

    6.1 The Class B Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                                  12,000,000.00

    6.2 The total amount to be distributed on the Class B Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                              39,203.53
        the Investor Interest Payment

    6.3 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to the
        Class B Invested Amount                                                                           0.00

    6.4 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to interest
        on the Class B Certificates                                                                  29,843.33

    6.5 The amount of Class B Certificateholder Charge-Offs
        as of the Transfer Date                                                                           0.00

    6.6 The amount of reimbursement of Class B Certificateholder
        Charge-Offs as of the Transfer Date                                                               0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                      Exhibit 20.2(A)
                                                      Series 2000 - 1

  4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

       Section 6.01

         (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                  NO
                                                                                                    --------

         (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
            less than the Required Subordinated Amount?                                               NO
                                                                                                    --------

         (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
            on each of three consecutive Determination Dates?                                         NO
                                                                                                    --------

                                     2 Months Past :   3.55%
                                      1 Month Past :   3.67%
                                     Current Month :   3.55%

         (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
            Minimum Seller's Interest?                                                                NO
                                                                                                    --------

                    Master Trust Seller's Interest :   $ 148,010,000.00

            Master Trust Minimum Seller's Interest :   $ 148,010,000.00

         (k)Turnover Ratio less than 1.7?                                                             NO
                                                                                                    --------

                                    Turnover Ratio :   3.87

         (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                      NO
                                                                                                    --------

                            Dealer Note Loss Ratio :   0.00%

         (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
            Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                   NO
                                                                                                    --------

            Balance of all Dealer Notes?

                       Used Financed Vehicle Ratio :   4.77%

====================================================================================================================================

                                                           EXHIBIT 20.3

                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 20
                                                    DEALER NOTE MASTER TRUST
                                                            DEALER NOTE
                                                    ASSET BACKED CERTIFICATES,
                                                           SERIES 2003-1

Under the  Series 2003-1  Supplement  dated as of July 10, 2003 (the "Supplement") by and  among Navistar  Financial  Corporation,
("NFC"), Navistar  Financial  Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the  Pooling and  Servicing  Agreement  dated  as of June 8, 1995 (as  amended  and  supplemented, the "Agreement") by  and  among
NFC, NFSC, the  Master  Trust  Trustee  and  The  Chase  Manhattan  Bank, as 1990  Trust  Trustee, the  Master  Trust  Trustee  is
required  to  prepare  certain information each month  regarding current  distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the  Master  Trust  during the  previous month.  The information which is required  to  be  prepared with  respect to the  Distribution Date of March 25, 2005, the Transfer Date of March 24, 2005 and with respect to the performance of the Master Trust during the Due Period ended on February 28, 2005 and the  Distribution Period ended
March 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the  Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings  assigned to such terms in the  Agreement  and the
Supplement.

        1 NFC is Servicer under the Agreement.

        2 The undersigned is a Servicing Officer.

        3 Master Trust Information.

      3.1 The amount of the Advance, if any, for the Due Period                                 271,857.90

      3.2 The amount of ITEC Finance Charges for the Due Period                               3,191,158.21

      3.3 The average daily balance of Dealer Notes outstanding during the Due Period     1,138,656,761.10

      3.4 The total amount of Advance Reimbursements for the Due Period                               0.00

      3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period       294,969,147.18

      3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust      367,478,943.11
          during the Due Period

      3.7 The amount of the Servicing Fee for the Due Period                                    971,993.23

      3.8 The average daily Master Trust Seller's Interest during the Due Period            150,237,500.00

      3.9 The Master Trust Seller's Interest as of the Distribution Date (after
          giving effect to the transactions set forth in Article IV of the Supplement)      148,010,000.00

     3.10 The aggregate amount of Collections for the Due Period                            380,882,892.88

     3.11 The aggregate amount of Finance Charge Collections for the Due Period               6,205,592.22

     3.12 The aggregate amount of Principal Collections for the Due Period                  374,677,300.66

     3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                            0.00

     3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       1,166,391,882.38

     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                                  79,708,153.48

     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments as of the       79,618,117.62
              end of the Due Period
          b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                       1.76%
          d.  The rating of each such Eligible Investment                                         AAAm/Aaa

     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                                    13,385,890.41

     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)      Kron Intl Trucks
          ii)     Nalley Motor Trucks
          iii)    Wolfington Body Co.
          iv)     Lee-Smith Inc.
          v)      Prairie International

     3.19 Aggregate amount of delinquent principal payments (past due greater than
          30 days)as a percentage of the total principal amount outstanding, as of the
          end of the Due Period                                                                      0.08%

     3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
          as of the end of the Due Period                                                    56,316,826.79

     3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
          Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
          on 7/10/03 for the benefit of the Master Trust Certificateholders.                    101,678.10

     3.22 Eligible Investments in the Servicer Transition Fee Account:
          a.  The aggregate amount of funds invested in Eligible Investments                    101,494.34
          b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                       1.76%
          d.  The rating of each such Eligible Investment                                         AAAm/Aaa

     3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
          Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
          Distribution Date)                                                                    100,000.00

      4.0 Series 2003-1 Information.

      4.1 The Deficiency Amount as of the Transfer Date (after giving effect to
          the transactions set forth in Article IV of the Supplement)                                 0.00

     4.2a The Maximum Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                         19,080,000.00

    4.2b. The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                         19,080,000.00

      4.3 The Projected Spread for the following Distribution Period                          2,650,000.00

      4.4 The amount on deposit in the Spread Account as of
          the Transfer Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                             2,650,000.00

      4.5 The aggregate amount on deposit in the Liquidity
          Reserve Account as of the Transfer Date (after giving
          effect to the transactions  set forth in Article IV
          of the Supplement)                                                                          0.00

      4.6 The Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                           212,000,000.00

      4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
           for the Due Period                                                                         0.00

      4.8 The amount of Series Allocable Finance Charge
          Collections for the Due Period                                                      1,182,115.00

      4.9 The amount of Series Allocable Principal Collections
          for the Due Period                                                                 71,372,987.89

     4.10 The amount of Series Principal Account Losses
          for the Due Period                                                                          0.00

     4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
          the Due Period                                                                              0.00

     4.12 The amount of Investor Finance Charge Collections
          for the Due Period                                                                  1,055,746.91

     4.13 The amount of Investor Principal Collections for
          the Due Period                                                                     63,743,215.49

     4.14 The amount of Available Certificateholder's Interest
          Collections for the Due Period                                                      1,078,587.37

     4.15 The amount of Series 2003-1 Shared Principal
          Collections for the Due Period                                                              0.00

     4.16 The aggregate amount of the Series 2003-1 Principal
          Shortfall, if any, for the Due Period                                                       0.00

     4.17 The Seller's Percentage for the Due Period                                                10.69%

     4.18 The Excess Seller's Percentage for the Due Period                                          2.65%

     4.19 The aggregate amount of Seller's Principal Collections
          for the Due Period                                                                  7,629,772.41

     4.20 The amount of Available Seller's Finance Charge
          Collections for the Due Period                                                        130,505.50

     4.21 The aggregate amount of Available Seller's Principal
          Collections for the Due Period                                                      5,738,388.23

     4.22 The aggregate amount of Excess Seller's Principal
          Collections for the Due Period                                                      1,891,384.18

     4.23 The Controlled Amortization Amount, if applicable,
          for the Due Period                                                                          0.00

     4.24 The Minimum Series 2003-1 Master Trust Seller's
          Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV
          of the Supplement)                                                                 25,440,000.00

     4.25 The Series 2003-1 Allocation Percentage for
          the Due Period                                                                            19.05%

     4.26 The Floating Allocation Percentage for the
          Due Period                                                                                89.31%

     4.27 The Principal Allocation Percentage, if applicable,
          for the Due Period                                                                         0.00%

     4.28 The total amount to be distributed on the Series
          2003-1 Certificates on the Distribution Date                                          659,773.56

     4.29 The total amount, if any, to be distributed on the Series
          2003-1 Certificates on the Distribution Date
          allocable to the Invested Amount                                                            0.00

     4.30 The total amount, if any, to be distributed on
          the Series 2003-1 Certificates on the Distribution
          Date allocable to interest on the Series 2003-1
          Certificates                                                                          494,410.00

     4.31 The Draw Amount as of the Transfer Date                                                     0.00

     4.32 The amount of Investor Charge-Offs as of
          Transfer Date                                                                               0.00

     4.33 The amount of reimbursement of Investor Charge-
          Offs as of the Transfer Date                                                                0.00

     4.34 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                                        165,363.56

     4.35 The aggregate amount of funds on deposit in
          the Series Principal Account as of the end of the
          last day of the Due Period (after giving effect to the
          payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                                  0.00

     4.36 The aggregate amount of funds on deposit in the
           Spread Account as of the end of the last day of
          the Due Period (after giving effect to payments and
          adjustments made pursuant to Article IV of the
          Supplement and the Agreement)                                                       2,650,000.00

     4.37 Eligible Investments in the Series Principal Account:
          a.  The aggregate amount of funds invested in Eligible Investments                          0.00
          b.  Description of each Eligible Investment:                                                  NA
          c.  The rate of interest applicable to each such Eligible Investment                    _______%
          d.  The rating of each such Eligible Investment                                               NA

     4.38 Eligible Investments in the Liquidity Reserve Account:
          a.  The aggregate amount of funds invested in Eligible Investments                          0.00
          b.  Description of each Eligible Investment:                                                  NA
          c.  The rate of interest applicable to each such Eligible Investment                    _______%
          d.  The rating of each such Eligible Investment                                               NA

     4.39 The amount of Excess Interest Collections for the Due Period                          388,011.55

     4.40 The amount of Investor Principal Collections from other Series treated
          as Shared Principal Collections for the Due Period                                          0.00

     4.41 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                                   30,802.26

     4.42 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period
          allocated to Other Series                                                                   0.00

     4.43 The percentages and all other information calculated
          pursuant to Section 6.01 of the Supplement                                       See Exhibit "A"

     4.44 The amount of Remaining Available Seller's Principal
           Collections for the Due Period                                                     5,738,388.23

     4.45 The amount of Series 2003-1 Shared Seller's Principal
          Collections for the Due Period                                                              0.00

     4.46 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                                            0.00

     4.47 The amount of all Shared Seller's Principal Collections
          allocated to Series 2003-1 for the Due Period                                               0.00

     4.48 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                                    0.00

      5.0 Class A Certificate Information.

      5.1 The Class A Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                           200,000,000.00

      5.2 The total amount to be distributed on the Class A Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                       614,503.36
          the Investor Interest Payment

      5.3 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to the
          Class A Invested Amount                                                                     0.00

      5.4 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to interest
          on the Class A Certificates                                                           458,500.00

      5.5 The amount of Class A Certificateholder Charge-Offs
          as of the Transfer Date                                                                     0.00

      5.6 The amount of reimbursement of Class A Certificateholder
          Charge-Offs as of the Transfer Date                                                         0.00

      6.0 Class B Certificate Information.

      6.1 The Class B Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                            12,000,000.00

      6.2 The total amount to be distributed on the Class B Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                        45,270.20
          the Investor Interest Payment

      6.3 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to the
          Class B Invested Amount                                                                     0.00

      6.4 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to interest
          on the Class B Certificates                                                            35,910.00

      6.5 The amount of Class B Certificateholder Charge-Offs
          as of the Transfer Date                                                                     0.00

      6.6 The amount of reimbursement of Class B Certificateholder
          Charge-Offs as of the Transfer Date                                                         0.00

-----------------------------------------------------------------------------------------------------------------------------------

                                                        Exhibit 20.3(A)
                                                        Series 2003 - 1

  4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

       Section 6.01

         (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                  NO
                                                                                                    --------

         (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
            less than the Required Subordinated Amount?                                               NO
                                                                                                    --------

         (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
            on each of three consecutive Determination Dates?                                         NO
                                                                                                    --------

                                     2 Months Past :   3.55%
                                      1 Month Past :   3.67%
                                     Current Month :   3.55%

         (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
            Minimum Seller's Interest?                                                                NO
                                                                                                    --------

                    Master Trust Seller's Interest :   $ 148,010,000.00

            Master Trust Minimum Seller's Interest :   $ 148,010,000.00

         (k)Turnover Ratio less than 1.7?                                                             NO
                                                                                                    --------

                                    Turnover Ratio :   3.87

         (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                      NO
                                                                                                    --------

                            Dealer Note Loss Ratio :   0.00%

         (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
            Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                   NO
                                                                                                    --------

            Balance of all Dealer Notes?

                      Used Financed Vehicle Ratio :   4.77%

====================================================================================================================================

                                                            EXHIBIT 20.4

                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 9
                                                    DEALER NOTE MASTER TRUST
                                                            DEALER NOTE
                                                   ASSET BACKED CERTIFICATES,
                                                          SERIES 2004-1

Under the Series 2004-1  Supplement  dated as of June 10, 2004 (the "Supplement") by  and  among  Navistar  Financial Corporation,
("NFC"), Navistar  Financial  Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling  and  Servicing  Agreement dated  as of June 8, 1995 (as  amended  and  supplemented,  the "Agreement") by  and  among
NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is required to prepare certain information each month  regarding current  distributions  to certain  accounts  and  payments to the  Series  2004-1  Certificateholders as  well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with  respect to the Distribution
Date of March 25, 2005, the Transfer Date of March 24, 2005 and with respect to the performance of the Master Trust during the Due
Period ended on February 28, 2005 and the Distribution Period ended March 25, 2005 is set forth below.  Certain of the information is  presented on the basis of an  original  principal amount of $1,000 per  Investor  Certificate.  Certain  other  information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                271,857.90

     3.2 The amount of ITEC Finance Charges for the Due Period                              3,191,158.21

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period    1,138,656,761.10

     3.4 The total amount of Advance Reimbursements for the Due Period                              0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period      294,969,147.18

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust     367,478,943.11
         during the Due Period

     3.7 The amount of the Servicing Fee for the Due Period                                   971,993.23

     3.8 The average daily Master Trust Seller's Interest during the Due Period           150,237,500.00

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after
         giving effect to the transactions set forth in Article IV of the Supplement)     148,010,000.00

    3.10 The aggregate amount of Collections for the Due Period                           380,882,892.88

    3.11 The aggregate amount of Finance Charge Collections for the Due Period              6,205,592.22

    3.12 The aggregate amount of Principal Collections for the Due Period                 374,677,300.66

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                           0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period      1,166,391,882.38

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                 79,708,153.48

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as             79,618,117.62
             of the end of the Due Period
         b.  Description of each Eligible Investment:                         JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                      1.76%
         d.  The rating of each such Eligible Investment                                        AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                   13,385,890.41

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)     Kron Intl Trucks
         ii)    Nalley Motor Trucks
         iii)   Wolfington Body Co.
         iv)    Lee-Smith Inc.
         v)     Prairie International

    3.19 Aggregate amount of delinquent principal payments (past due greater than
         30 days) as a percentage of the total principal amount outstanding, as of
         the end of the Due Period                                                                 0.08%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                   56,316,826.79

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect
         to the transactions set forth in Article IV of the Supplement)                       101,678.10

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                   101,494.34
         b.  Description of each Eligible Investment:                         JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                      1.76%
         d.  The rating of each such Eligible Investment                                        AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                                   100,000.00

     4.0 Series 2004-1 Information.

     4.1 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                          424,000,000.00

     4.2 The Adjusted Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                          462,160,000.00

     4.3 The amount of Seller's Invested Amount
          for the Due Period                                                             $148,010,000.00

     4.4 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
          for the Due Period                                                                        0.00

     4.5 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                     2,364,230.01

     4.6 The amount of Series Allocable Principal Collections
         for the Due Period                                                               142,745,976.16

     4.7 The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
         the Due Period                                                                             0.00

     4.8 The amount of Noteholder Available Interest Amounts
         for the Due Period                                                                 2,111,493.82

     4.9 The amount of Noteholder Available Principal Amounts for
         the Due Period                                                                   127,497,512.44

    4.10 The aggregate amount of the Principal
         Shortfall, if any, for the Due Period                                                      0.00

    4.11 The aggregate amount of Seller Interest Amounts
         for the Due Period                                                                   252,736.19

    4.12 The aggregate amount of Seller's Principal Amounts
         for the Due Period                                                                15,259,544.85

    4.13 The Reassignment Amount as of the Transfer Date                                  424,000,000.00

    4.14 The Minimum Series Seller's
         Invested Amount as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                50,880,000.00

    4.15 The Minimum Seller's
         Invested Amount as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                         0.00

    4.16 The Minimum Series Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                50,880,000.00

    4.17 The Series Allocation Percentage with respect to Series 2004-1 for
         the Due Period                                                                           38.10%

    4.18 The Noteholder Floating Allocation Percentage for the
         Due Period                                                                               89.31%

    4.19 The Noteholder Principal Allocation Percentage, if applicable,
         for the Due Period                                                                       89.32%

    4.20 The total amount to be distributed on the Series
         2004-1 Certificates on the Distribution Date                                       1,218,580.04

    4.21 The total amount, if any, to be distributed on the Series
         2004-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                           0.00

    4.22 The total amount, if any, to be distributed on
         the Series 2004-1 Certificates on the Distribution
         Date allocable to interest on the Series 2004-1
         Certificates                                                                         887,852.91

    4.23 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                       330,727.13

    4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
         for the Due Period                                                                    41,236.45

    4.25 The amount of Excess Interest Collections for the Due Period                         865,455.03

    4.26 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                  68,695.21

    4.27 The amount of Noteholder Available Principal Amounts treated
         as Shared Principal Collections and allocated to other Series for the Due Period           0.00

    4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
         for the Due Period                                                                         0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                            NOTE STATEMENT
                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 9
                                         NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                         SERIES 2004-1 NOTES

Under the Series 2004-1 Indenture Supplement dated as of June 10, 2004 (the "Indenture Supplement") by and
among the Navistar Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New
York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the Master Owner Trust during the previous month.  The information which is required to be prepared with respect to the Payment Date of March 25, 2005,  the Transfer Date of March 24, 2005 and with respect to the performance of the Master Owner Trust during the Due Period ended on February 28, 2005 and the Distribution
Period ended on March 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note.  Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

     5 Series 2004-1 Notes Information

   5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
       Indenture Supplement and to payments made on the Payment Date).                            212,000,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
       Liquidation Amount, if any, as of the Transfer Date                                                  0.00

   5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement and
       to payments made on the Payment Date).                                                     231,080,000.00

   5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement
       and to payments made on the Payment Date).                                                  19,080,000.00

       Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date          19,080,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
       Overcollateralization Amount Deficiency, if any, as of the Transfer Date                             0.00

   5.4 Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                         0.00

   5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                                  1,055,746.91

   5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                                63,748,756.22

   5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the Due Period             0.00

   5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                      1,078,765.15

   5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period                    63,748,756.22

  5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                          0.00

  5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                      25,440,000.00

  5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                           0.00

  5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
       for the Due Period                                                                                   0.00

  5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
       Transfer Date                                                                              212,000,000.00

  5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                      25,440,000.00

  5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                             0.00

  5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                                  0.00

  5.18 Series Variable Allocation Percentage for the Due Period                                           50.00%

  5.19 Series Fixed Allocation Percentage for the Due Period                                              50.00%

  5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date                  660,464.60

  5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
       Date allocable to the Outstanding Principal Amount                                                   0.00

  5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date allocable
       to interest on the Series 2004-1 Notes                                                         475,307.77

  5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                     185,156.83

5.24.1 Series 2004-1 Investment Income                                                                 18,218.21

5.24.2 Series 2004-1 Principal Funding Account investment income                                            0.00

5.24.3 Series 2004-1 Negative Carry Account investment income                                               0.00

5.24.4 Series 2004-1 Interest Funding Account investment income                                             0.00

5.24.5 Series 2004-1 Spread Account investment income                                                   4,800.03

  5.25 Series Excess Available Interest Amounts for the Due Period                                    418,300.55

  5.26 Excess Available Interest Amounts for the Due Period allocated to other
       Series of Notes                                                                                      0.00

  5.27 Excess Available Interest Amounts for the Due Period allocated to Series                             0.00
       of Investor Certificates

  5.28 Excess Available Principal Collections allocated from other series of Notes to
       Series 2004-1 for the Due Period                                                                     0.00

  5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
       Certificate for the Due Period                                                                       0.00

  5.30 Amount of Excess Available Principal Collections allocated to other
       Series of Notes for the Due Period                                                                   0.00

  5.31 Cash Collateral Percentage as of the Transfer Date                                                  6.40%
  5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                       0.00

  5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                                  0.00

  5.34 Certain amounts and calculations referenced in the definition of Early
       Redemption Event.                                                                          See Exhibit "A"

     6 Account Information

   6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
       to all withdrawals and deposits made on such Payment Date                                     2,650,000.00

       Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
       after giving effect to all withdrawals and deposits made on such Payment Date                 2,650,000.00

   6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                               0.00

   6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                               0.00

       Series 2004-1 Required Negative Carry Account Balance, if any, as of the
       Payment Date after giving effect to all withdrawals and deposits made on such
       Payment Date                                                                                          0.00

   6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                               0.00

     7 Class A Notes Information

   7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                        200,000,000.00

   7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                        200,000,000.00

   7.3 Total amount to be distributed on the Class A Notes on the Payment Date                         442,944.44

   7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
       allocable to the Class A Outstanding Principal Amount                                                 0.00

   7.5 Total amount to be distributed on the Class A Notes on the Payment Date
       allocable interest on the Class A Notes                                                         442,944.44

   7.6 Class A Monthly Interest for the Interest Period                                                442,944.44

     8 Class B Notes Information

   8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
       to the transactions made on such Payment Date                                                12,000,000.00

   8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                         12,000,000.00

   8.3 Total amount to be distributed on the Class B Notes on the Payment Date                          32,363.33

   8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
       Date allocable to the Class B Outstanding Principal Amount                                            0.00

   8.5 Total amount to be distributed on the Class B Notes on the Payment Date
       allocable interest on the Class B Notes                                                          32,363.33

   8.6 Class B Monthly Interest for the Interest Period                                                 32,363.33

------------------------------------------------------------------------------------------------------------------------------------

                                     Exhibit 20.4(A)
                                   Series 2004-1 Notes

5.34    The  percentages  and  all other  information  calculated  pursuant  to  the
        Definition  at  Early  Redemption  Events as  specified in  Section 1.01  of
        The Series 2004-1 Indenture Supplement

        "Early Redemption Events" means,  with  respect to the  Series 2004-1 Notes, each of the Early Amortization Events specified in  Section 9.01 of the  Pooling and
Servicing Agreement, as  supplemented by  the  Series  Supplement,  plus each of the following:

(A)     failure  on the  part of the Seller (i) to  make  any payment, distribution or deposit required under the Pooling and  Servicing  Agreement or the Series
            Supplement within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements
            of the Seller, which failure has a material adverse effect on the Series 2004-1      __No__
            Noteholders and which  continues  unremedied for a period of 60 days after written notice of such failure shall have been given to the  Seller by the
            Indenture Trustee or to the Seller and the Indenture Trustee by any Holder
            of the Series 2004-1 Notes;

(B)     any representation  or  warranty  made by the  Seller  pursuant to the Pooling and  Servicing  Agreement or any information  contained in the schedule of
            Dealer Notes  delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when  made or  when delivered, which  representation, warranty  or  schedule, or  the  circumstances  or condition  that  caused  such  representation, warranty  or schedule to be incorrect, continues to be incorrect or  uncured in any  material  respect
            for a  period  of 60 days  after written notice of such incorrectness shall           __No__
            have been given to the Seller by the Indenture Trustee or to the Seller and
            the Indenture  Trustee  by any  Holder  of the Series 2004-1 Notes and as a
            result of which the interests of the Series 2004-1 Noteholders are materially and  adversely  affected,  provided,  however,  that  an  Early  Redemption
            Event  shall  not be  deemed  to occur  if the  Seller has  repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period  in  accordance  with the  provisions of the Pooling and Servicing
            Agreement;

(C)     any of  the  Seller, ITEC, NIC  or  NFC  shall  file  a  petition  commencing a voluntary case under any chapter of the federal bankruptcy laws; or the
            Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment  or  composition  under  any  other similar  applicable federal law, or shall consent  to the  filing  of any  such petition, answer or consent; or  the  Seller, ITEC, NIC  or  NFC  shall  appoint, or  consent  to
            the  appointment of  a  custodian, receiver, liquidator, trustee, assignee,           __No__
            sequestrator or other similar  official in  bankruptcy or  insolvency  of  it or of  any  substantial  part  of  its  property; or the  Seller, ITEC, NIC or NFC  shall  make  an  assignment  for the  benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)     any order for relief  against  any of the  Seller, ITEC, NIC or NFC  shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order  shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking  reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order
            shall have continued undischarged or unstayed for a  period of 120 days;             __No__
            or a decree or order of a court having jurisdiction in the premises for the appointment  of  a  custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the
            Seller, ITEC, NIC or NFC of any  substantial  part of their  property, or for the winding up or liquidation of their affairs, shall have been entered, and such  decree or order  shall have  remained  in force  undischarged or unstayed for a period of 120 days;

(E)     the Seller shall become legally unable for any reason to transfer Dealer Notes
            to the Master Trust in accordance with the  provisions of the  Pooling and           __No__
            Servicing Agreement;

(F)     on any Transfer Date, after  giving  effect to  allocations  to be made on that
            Transfer Date (including payments to be made on the related Payment Date), the  Series  2004-1  Target  Overcollateralization  Amount  exceeds  the
            Series  2004-1  Overcollateralization   Amount  by  more  than  the
            Series 2004-1 Overcollateralization Amount Shortfall Trigger; provided,
            however, that if such shortfall was caused by an Excess Cash Collateral              __No__
            Event, the Seller  shall  have a  six  month  period  during which an Early
            Redemption Event shall not occur if the foregoing condition is satisfied by  calculating  the  Series 2004-1  Nominal  Liquidation  Amount  after subtracting the amount on deposit in the Series 2004-1 Principal Funding
            Account in respect of the Series 2004-1 Notes;

(G)     any Servicer Termination Event shall occur (i) which would have a material
            adverse effect on the Series 2004-1 Noteholders and (ii) for which the               __No__
            Servicer has received a notice of termination;

(H)     on any Determination Date, as of the last day of the preceding  Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
            Dealer  Notes  held  by  the   Master  Trust on  that  last  day;
            Aggregate  Principal  Dealer  Note  Balance  which  was advanced  against
            Financed  Vehicles  which  are  Used  Vehicles  exceeds  25%  of  the
            Aggregate Principal Balance of all Dealer Notes?                                      __No__

              Used Financed Vehicle Ratio:     4.77%

(I)     on any Determination  Date, the  quotient of (i) the  product of (a) the  sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average  principal  amount of  Dealer Notes  outstanding  during such Due
            Periods ("Turnover") is less than 1.7;
            Turnover Ratio less than 1.7?
                                                                                                  __No__
                           Turnover Ratio:     3.87

(J)     the Series 2004-1 Outstanding Principal Amount is not repaid by the
            Expected Principal Payment Date;                                                      __No__

(K)     the Issuer becomes an "investment company" within the meaning of the
            Investment Company Act of 1940, as amended, and is not exempt from                    __No__
            compliance with that Act;

(L)     the occurrence of an Event of Default under the Indenture;                                __No__

(M)     the delivery by the Seller to the Master Trust Trustee of a notice stating
            that the Seller shall no longer continue to sell Dealer Notes to the Master           __No__
            Trust commencing on the date specified in such notice;

(N)     the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive Determination Dates;
            Average Coverage Differential shall be equal to or less than negative
            Two percent (-2.00%) on each of three consecutive Determination                       __No__
            Dates?

                        2 Months Past:   3.55%
                         1 Month Past:   3.67%
                        Current Month:   3.55%

(O) on any Determination Date, the quotient of (i) the sum of Dealer Note
           Losses for each of the related Due Period and the five immediately preceding
           Due Periods and (ii) the sum of Principal Collections for each of the related
           Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1%);
           Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                      Dealer Note Loss Ratio:      0.00%                                          __No__

(P) at the end of any Due Period, the Seller's Invested Amount is reduced to an amount less than the Minimum Seller's Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2004-1 Principal Funding
           Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following
           the end of such Due Period; provided, however, that if such deficiency was             __No__
           caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
           Liquidation Amount after subtracting the amount on deposit in the Series
           2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and

(Q) failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the
           date occurring five Business Days after the date such deposit is required              __No__
           by the Interest Deposit Agreement to be made

              In the case of any event described in clauses (A), (B) or (G) above, an
        Early Redemption Event with respect to Series 2004-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2004-1 Noteholders holding
        Series 2004-1 Notes evidencing more than 50% of the Series 2004-1 Outstanding
        Principal Amount by written notice to the Seller, the Servicer, the Master Trust
        Trustee and, if given by Series 2004-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice.
        In the case of any Early Redemption Event that is also an Early Amortization
        Event as described in the Series Supplement or any event other than clauses (A),
        (B) or (G) described above, an Early Redemption Event with respect to the
        Series 2004-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2004-1 Noteholders
        immediately upon the occurrence of that event.

------------------------------------------------------------------------------------------------------------------------------------

                                                        NOTE STATEMENT
                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 1
                                     NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                     SERIES 2005-1 NOTES

Under the  Series 2005-1 Indenture  Supplement dated as of  February 28, 2005 (the "Indenture Supplement") by  and
among the Navistar Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of  New  York,
as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each  month regarding  current  distributions  to certain accounts and payments on the Series 2005-1  Notes  as  well  as  the performance of the Master Owner Trust during the previous month.  The information which is required to be prepared with respect to the Payment Date of March 25, 2005,  the Transfer Date of March 24, 2005 and with respect to  the performance of the Master Owner Trust during the Due Period ended on February 28, 2005 and the Distribution Period ended on March 25, 2005 is set forth below.  Certain of the information is  presented on the basis of an  original principal amount of $1,000 per Note.  Certain other information is presented based on the aggregate amounts for the
Master Owner Trust as a whole.  Capitalized terms used but not  otherwise defined  herein shall have the  meanings assigned to such terms in the Indenture Supplement.

    5  Series 2005-1 Notes Information

  5.1  Series 2005-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1
       Indenture Supplement and to payments made on the Payment Date).                      212,000,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2005-1 Nominal
       Liquidation Amount, if any, as of the Transfer Date                                            0.00

  5.2  Series 2005-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1 Indenture
       Supplement and to payments made on the Payment Date).                                231,080,000.00

  5.3  Series 2005-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1
       Indenture Supplement and to payments made on the Payment Date).                       19,080,000.00

       Series 2005-1 Target Overcollateralization Amount, if any, as of the Transfer Date    19,080,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2005-1
       Overcollateralization Amount Deficiency, if any, as of the Transfer Date                       0.00

  5.4  Series 2005-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                   0.00

  5.5  Series 2005-1 Allocated Interest Amounts for the Due Period                            1,055,746.91

  5.6  Series 2005-1 Allocated Principal Amounts for the Due Period                          63,748,756.22

  5.7  Series 2005-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for
       the Due Period                                                                                  0.00

  5.8  Series 2005-1 Available Interest Amounts with respect to the Due Period                1,073,965.12

  5.9  Series 2005-1 Available Principal Amounts with respect to the Due Period              63,748,756.22

 5.10  Shortfall in Series Available Principal Amounts, if any, for the Due Period                    0.00

 5.11  Sellers Invested Amount for the Series 2005-1 Notes for the Due Period                25,440,000.00

 5.12  Shortfall in Series Available Interest Amounts, if any, for the Due Period                     0.00

 5.13  Unreimbursed reductions to the Series 2005-1 Collateral Amount, if any,
       for the Due Period                                                                             0.00

 5.14  Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
       Transfer Date                                                                        212,000,000.00

 5.15  Series 2005-1 Required Seller's Invested Amount as of the Payment Date                25,440,000.00

 5.16  Series 2005-1 Controlled Accumulation Amount, if any, for the Due Period                       0.00

 5.17  Series 2005-1 Controlled Deposit Amount, if any, for the Due Period                            0.00

 5.18  Series Variable Allocation Percentage for the Due Period                                     50.00%

 5.19  Series Fixed Allocation Percentage for the Due Period                                        50.00%

 5.20  Total amount to be distributed on the Series 2005-1 Notes on the Payment Date            597,701.97

 5.21  Total amount, if any, to be distributed on the Series 2005-1 Notes on the Payment
       Date allocable to the Outstanding Principal Amount                                             0.00

 5.22  Total amount to be distributed on the Series 2005-1 Notes on the Payment Date
       allocable to interest on the Series 2005-1 Notes                                         412,545.14

 5.23  Series 2005-1 Servicing Fee to be paid on the Payment Date                               185,156.83

5.24.1 Series 2005-1 Investment Income                                                           18,218.21

5.24.2 Series 2005-1 Principal Funding Account investment income                                      0.00

5.24.3 Series 2005-1 Negative Carry Account investment income                                         0.00

5.24.4 Series 2005-1 Interest Funding Account investment income                                       0.00

5.24.5 Series 2005-1 Spread Account investment income                                                 0.00

 5.25  Series Excess Available Interest Amounts for the Due Period                              476,263.15

 5.26  Excess Available Interest Amounts for the Due Period allocated to other
       Series of Notes                                                                                0.00

 5.27  Excess Available Interest Amounts for the Due Period allocated to Series                       0.00
       of Investor Certificates

 5.28  Excess Available Principal Collections allocated from other series of Notes
       to Series 2005-1 for the Due Period                                                            0.00

 5.29  Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
       Certificate for the due Period                                                                 0.00

 5.30  Amount of Excess Available Principal Collections allocated to other
       Series of Notes for the Due Period                                                             0.00

 5.31  Cash Collateral Percentage as of the Transfer Date                                             6.40%

 5.32  Mismatch Amount for the Series 2005-1 Notes for the Due Period                                 0.00

 5.33  Reimbursement Amount for the Series 2005-1 Notes for the Due Period                            0.00

 5.34  Certain amounts and calculations referenced in the definition of Early
       Redemption Event.                                                                   See Exhibit "A"

    6  Account Information

  6.1  Series 2005-1 Spread Account Balance as of the Payment Date after giving effect
       to all withdrawals and deposits made on such Payment Date                              2,650,000.00

      Series 2005-1 Spread Account Required Amount, if any, as of the Payment Date
      after giving effect to all withdrawals and deposits made on such Payment Date          2,650,000.00

  6.2 Series 2005-1 Principal Funding Account Balance as of the Payment Date after
      giving effect to all withdrawals and deposits made on such Payment Date                        0.00

  6.3 Series 2005-1 Negative Carry Account Balance as of the Payment Date after
      giving effect to all withdrawals and deposits made on such Payment Date                        0.00

      Series 2005-1 Required Negative Carry Account Balance, if any, as of the
      Payment Date after giving effect to all withdrawals and deposits made on such
      Payment Date                                                                                   0.00

  6.4 Series 2005-1 Interest Funding Account Balance as of the Payment Date after
      giving effect to all withdrawals and deposits made on such Payment Date                        0.00

    7 Class A Notes Information

  7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
      effect to the transactions made on such Payment Date                                 200,000,000.00

  7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
      effect to the transactions made on such Payment Date                                 200,000,000.00

  7.3 Total amount to be distributed on the Class A Notes on the Payment Date                  386,284.72

  7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
      allocable to the Class A Outstanding Principal Amount                                          0.00

  7.5 Total amount to be distributed on the Class A Notes on the Payment Date
      allocable interest on the Class A Notes                                                  386,284.72

  7.6 Class A Monthly Interest for the Interest Period                                         386,284.72

    8 Class B Notes Information

  8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
      to the transactions made on such Payment Date                                         12,000,000.00

  8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
      effect to the transactions made on such Payment Date                                  12,000,000.00

  8.3 Total amount to be distributed on the Class B Notes on the Payment Date                   26,260.42

  8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
      Date allocable to the Class B Outstanding Principal Amount                                     0.00

  8.5 Total amount to be distributed on the Class B Notes on the Payment Date
      allocable interest on the Class B Notes                                                   26,260.42

  8.6 Class B Monthly Interest for the Interest Period                                          26,260.42

------------------------------------------------------------------------------------------------------------------------------------

                                                   Exhibit 20.4 (B)
                                                 Series 2005-1 Notes

5.34     The percentages and all other information calculated pursuant to the
         Definition at Early Redemption Events as specified in Section 1.01 of
         The Series 2005-1 Indenture Supplement

         "Early Redemption Events" means, with respect to the Series 2005-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and
Servicing Agreement, as supplemented by the Series Supplement, plus each of the following:

(A)      failure on the part of the Seller (i) to make any payment, distribution or deposit required under the Pooling and Servicing Agreement or the Series
              Supplement within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements
              of the Seller, which failure has a material adverse effect on the Series 2005-1         __No__
              Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller by the
              Indenture Trustee or to the Seller and the Indenture Trustee by any Holder
              of the Series 2005-1 Notes;

(B)      any representation or warranty made by the Seller pursuant to the Pooling and Servicing Agreement or any information contained in the schedule of
              Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect
              for a period of 60 days after written notice of such incorrectness shall                __No__
              have been given to the Seller by the Indenture Trustee or to the Seller and
              the Indenture Trustee by any Holder of the Series 2005-1 Notes and as a
              result of which the interests of the Series 2005-1 Noteholders are materially and adversely affected, provided, however, that an Early Redemption
              Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Pooling and Servicing
              Agreement;

(C)      any of the Seller, ITEC, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Seller, ITEC, NIC or NFC shall appoint, or consent to
              the appointment of a custodian, receiver, liquidator, trustee, assignee,                __No__
              sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller, ITEC, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)      any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order
              shall have continued undischarged or unstayed for a period of 120 days;               __No__
              or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the
              Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

(E)      the Seller shall become legally unable for any reason to transfer Dealer Notes
              to the Master Trust in accordance with the provisions of the Pooling and              __No__
              Servicing Agreement;

(F)      on any Transfer Date, after giving effect to allocations to be made on that
               Transfer Date (including payments to be made on the related Payment Date), the Series 2005-1 Target Overcollateralization Amount exceeds the
               Series 2005-1 Overcollateralization Amount by more than the
               Series 2005-1 Overcollateralization Amount Shortfall Trigger; provided,
               however, that if such shortfall was caused by an Excess Cash Collateral             __No__
               Event, the Seller shall have a six month period during which an Early
               Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2005-1 Nominal Liquidation Amount after subtracting the amount on deposit in the Series 2005-1 Principal Funding
               Account in respect of the Series 2005-1 Notes;

(G)      any Servicer Termination Event shall occur (i) which would have a material
              adverse effect on the Series 2005-1 Noteholders and (ii) for which the               __No__
              Servicer has received a notice of termination;

(H)      on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
              Dealer Notes held by the Master Trust on that last day;
              Aggregate Principal Dealer Note Balance which was advanced against
              Financed Vehicles which are Used Vehicles exceeds 25% of the
              Aggregate Principal Balance of all Dealer Notes?                                    __No__

               Used Financed Vehicle Ratio: 4.77%

(I)      on any Determination Date, the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of Dealer Notes outstanding during such Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?
                                                                                                  __No__
                           Turnover Ratio:  3.87

(J)      the Series 2005-1 Outstanding Principal Amount is not repaid by the
              Expected Principal Payment Date;                                                    __No__

(K)      the Issuer becomes an "investment company" within the meaning of the
              Investment Company Act of 1940, as amended, and is not exempt from                  __No__
              compliance with that Act;

(L)      the occurrence of an Event of Default under the Indenture;                               __No__

(M)      the delivery by the Seller to the Master Trust Trustee of a notice stating
              that the Seller shall no longer continue to sell Dealer Notes to the Master         __No__
              Trust commencing on the date specified in such notice;

(N)      the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive Determination Dates;
              Average Coverage Differential shall be equal to or less than negative
              Two percent (-2.00%) on each of three consecutive Determination                     __No__
              Dates?

                           2 Months Past:   3.55%
                           1 Month Past:             3.67%
                           Current Month:            3.55%

(O) on any Determination Date, the quotient of (i) the sum of Dealer Note
             Losses for each of the related Due Period and the five immediately preceding
             Due Periods and (ii) the sum of Principal Collections for each of the related
             Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1%);
             Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                        __No__

(P) at the end of any Due Period, the Seller's Invested Amount is reduced to an amount less than the Minimum Seller's Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2005-1 Principal Funding
             Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following
             the end of such Due Period; provided, however, that if such deficiency was           __No__
             caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2005-1 Nominal
             Liquidation Amount after subtracting the amount on deposit in the Series
             2005-1 Principal Funding Account in respect of the Series 2005-1 Notes; and

(Q) failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the
             date occurring five Business Days after the date such deposit is required            __No__
             by the Interest Deposit Agreement to be made

               In the case of any event described in clauses (A), (B) or (G) above, an Early
         Redemption Event with respect to Series 2005-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2005-1 Noteholders holding
         Series 2005-1 Notes evidencing more than 50% of the Series 2005-1 Outstanding
         Principal Amount by written notice to the Seller, the Servicer, the Master Trust
         Trustee and, if given by Series 2005-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice.
         In the case of any Early Redemption Event that is also an Early Amortization
         Event as described in the Series Supplement or any event other than clauses (A),
         (B) or (G) described above, an Early Redemption Event with respect to the
         Series 2005-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2005-1 Noteholders
         immediately upon the occurrence of that event.

====================================================================================================================================

                                                             EXHIBIT 20.5
                                              Navistar Financial Dealer Note Master Trust
                                                              Series Data
                                               for the March 25, 2005 Distribution Date

                                                                    Series
                                                        1998-1            2000-1             2003-1            2004-1

 1. Aggregate amount of Collections                   72,529,984.43       72,555,102.90    72,555,102.90     145,110,206.17
    Aggregate amount of Interest Collections           1,181,705.76        1,182,115.00     1,182,115.00       2,364,230.01
    Aggregate amount of Principal Collections         71,348,278.67       71,372,987.89    71,372,987.89     142,745,976.16
    Allocation From / (To) Other Series                  (31,322.68)         (31,810.57)      (30,802.26)        (68,695.21)

 2. Series Allocation Percentage                        19.0425944%         19.0491892%      19.0491892%        38.0983785%
    Floating Allocation Percentage                           84.29%              89.31%           89.31%             89.31%
    Principal Allocation Percentage *                         0.00%               0.00%            0.00%             89.32%

 3. Total amount Distributed                             436,722.22          480,565.55       494,410.00         887,852.91

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                           0.00                0.00             0.00               0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates               436,722.22          480,565.55       494,410.00         887,852.91

 6. Gross Dealer Note Losses                                   0.00                0.00             0.00               0.00

 7. Recoveries on Dealer Note Losses                           0.00                0.00             0.00               0.00

 8. Amt of Series allocable Dealer Note Losses / (Recoveries)  0.00                0.00             0.00               0.00
    - Investor portion of Dealer Note Losses / (Recoveries)    0.00                0.00             0.00               0.00
    - Seller portion of Dealer Note Losses / (Recoveries)      0.00                0.00             0.00               0.00

 9. Draw Amount                                                0.00                0.00             0.00               0.00

10. Investor Charge Offs                                       0.00                0.00             0.00               0.00

11. Reimbursement of Investor Charge Offs                      0.00                0.00             0.00               0.00

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee              185,092.73          185,156.83       185,156.83         370,313.66
    -   Investor Servicing Fee                           156,014.66          165,363.56       165,363.56         330,727.13
    -   Seller Servicing Fee                              29,078.07           19,793.27        19,793.27          39,586.53

13. Controlled Amortization Amount                             0.00                0.00             0.00               0.00

14. Invested Amount prior to Distribution Date       200,000,000.00      212,000,000.00   212,000,000.00     424,000,000.00
    Invested Amount after Distribution Date          200,000,000.00      212,000,000.00   212,000,000.00     424,000,000.00

15. Invested Amount                                  200,000,000.00      212,000,000.00   212,000,000.00     424,000,000.00
    Available Subordinated Amt/Overcollateralization  31,000,000.00       19,080,000.00    19,080,000.00      38,160,000.00
    Negative Carry Subordinated Amount                           NA                  NA               NA                 NA
    Other                                                         0                   0                0                  0
    Adjusted Invested Amount                         231,000,000.00      231,080,000.00   231,080,000.00     462,160,000.00

    Required Excess Seller's Interest **               6,000,000.00        6,360,000.00     6,360,000.00      12,720,000.00

16. Beginning Spread Account Balance                   2,500,000.00        2,650,000.00     2,650,000.00       5,300,000.00
        Withdrawals from Spread Account (-) Interest      (4,361.50)          (4,624.73)       (4,622.25)         (4,800.03)
        Deposits to Spread Account (+) Interest            4,361.50            4,624.73         4,622.25           4,800.03
    Spread Account balance as of the close of
    business on the Distribution date                  2,500,000.00        2,650,000.00     2,650,000.00       5,300,000.00

17. Series Principal Acct Balance as of the
      end of Due Period                                        0.00                0.00             0.00               0.00

18. Delinquency on Serviced Portfolio
                                  30 - 59 Days
                                  60 - 89 Days
                                     90+  Days

19. Master Trust Receivables Balance

    *   Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

------------------------------------------------------------------------------------------------------------------------------------

                                                          EXHIBIT 20.5 (Continued)
                                                 Navistar Financial Dealer Note Master Trust
                                                                Series Data
                                                  for the March 25, 2005 Distribution Date

                                                                2000-VFC-KHFC    2000-VFC-Liberty          Total
                                                                                  Street Funding
 1. Aggregate amount of Collections                              9,066,248.05        9,066,248.05      380,882,892.50
    Aggregate amount of Interest Collections                       147,713.22          147,713.22        6,205,592.21
    Aggregate amount of Principal Collections                    8,918,534.83        8,918,534.83      374,677,300.29
    Allocation From / (To) Other Series                             78,697.00           83,933.71                0.00

 2. Series Allocation Percentage                                   2.3803243%          2.3803243%           100.0000%
    Floating Allocation Percentage                                     84.29%              84.29%         N/A
    Principal Allocation Percentage *                                   0.00%               0.00%         N/A

 3. Total amount Distributed                                       188,101.05          193,335.72        2,680,987.45

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                                     0.00                0.00                0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                         188,101.05          193,335.72        2,680,987.45

 6. Gross Dealer Note Losses                                             0.00                0.00                0.00

 7. Recoveries on Dealer Note Losses                                     0.00                0.00                0.00

 8. Amount of Series allocable Dealer Note Losses / (Recoveries)         0.00                0.00                0.00
    - Investor portion of Dealer Note Losses / (Recoveries)              0.00                0.00                0.00
    - Seller portion of Dealer Note Losses / (Recoveries)                0.00                0.00                0.00

 9. Draw Amount                                                          0.00                0.00                0.00

10. Investor Charge Offs                                                 0.00                0.00                0.00

11. Reimbursement of Investor Charge Offs                                0.00                0.00                0.00

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee                         23,136.59           23,136.59          971,993.23
    -   Investor Servicing Fee                                      19,501.83           19,501.83          856,472.59
    -   Seller Servicing Fee                                         3,634.76            3,634.76          115,520.64

13. Controlled Amortization Amount                                       0.00                0.00                0.00

14. Invested Amount prior to Distribution Date                  25,000,000.00       25,000,000.00    1,098,000,000.00
    Invested Amount after Distribution Date                     25,000,000.00       25,000,000.00    1,098,000,000.00

15. Invested Amount                                             25,000,000.00       25,000,000.00    1,098,000,000.00
    Available Subordinated Amount / Overcollateralization Amount 3,875,000.00        3,875,000.00      115,070,000.00
    Negative Carry Subordinated Amount                                     NA                  NA                0.00
    Other                                                                   0                   0                0.00
    Adjusted Invested Amount                                    28,875,000.00       28,875,000.00    1,213,070,000.00

    Required Excess Seller's Interest **                           750,000.00          750,000.00       32,940,000.00

16. Beginning Spread Account Balance                               312,500.00          312,500.00       13,725,000.00
        Withdrawals from Spread Account      (-) Interest           (2,120.90)          (2,120.90)         (22,650.31)
        Deposits to Spread Account              (+) Interest         2,120.90            2,120.90           22,650.31
    Spread Account balance as of the close of
    business on the Distribution date                              312,500.00          312,500.00       13,725,000.00

17. Series Principal Account Balance as of the end of Due Period         0.00                0.00                0.00

18. Delinquency on Serviced Portfolio
                                      30 - 59 Days                                                             0.009%
                                      60 - 89 Days                                                             0.017%
                                         90+  Days                                                             0.055%

19. Master Trust Receivables Balance                                                                $1,166,391,882.38

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

====================================================================================================================================